UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 2, 2009

                                   ASPI, Inc.
                                ----------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



       000-21477                                              52-1945748
---------------------------                                 ---------------
(Commission File Number)                                     (I.R.S. Employer
                                                             Identification No.)

           2460 West 26th Avenue, Suite 380-C, Denver, Colorado 80211
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (303) 380 9784

                                       N/A
                                     -------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:   3
                                        -----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On November 2, 2009, Yuen Ling Look, Siu Fong Kelly Yeung, and Siu Lun Tong were appointed directors of the Company.


YUEN LING LOOK

Ms. Look has been employed by La Jacques Fashion Limited for over ten years. Currently, she is the Chief Administrator, responsible for the accounting and administrative work. La Jacques Fashion Limited is a garment trading company.

She was educated in Hong Kong and earned a diploma in Business Administration in 1991 from Hong Kong Shue Yan University (formerly called Shue Yan College). She also completed the Certificate Stage of Association of Chartered Certified Accountants in 1999.


SIU FONG KELLY YEUNG

Ms. Yeung graduated from the Primary school in Hong Kong. She then went to United Kingdom for further studies. In 1988, she finished at Level O. After graduation, she immediately joined and participated in the operations of restaurants. She has almost twenty years experience in the beverage industry. She has been running her own restaurant for over ten years.


SIU LUN TONG

Mr. Tong has been employed by Asian Alliance Garment Limited for more than 15 years. Currently, he is the production manager of Asian Alliance Garment Limited. At Asian Alliance Garment Limited, he specializes in management and control of factories and quality. Sportswear and jeans are the main lines of the company's business.

In 1985, Mr. Tong graduated at the Advanced-level from Yuen Long Merchants Association School in Hong Kong where he studied science.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   ASPI, INC.
                          ----------------------------
                                  (Registrant)

                            Dated: December 2, 2009



                           /s/ Yuen Ling Look
                           ---------------------------
                           Yuen Ling Look, President